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                          REGISTRATION RIGHTS AGREEMENT


                               dated May 11, 1998


                                      among


                                LPA HOLDING CORP.

                                     and the

                           OTHER PARTIES LISTED HEREIN


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                                           REGISTRATION RIGHTS
                            AGREEMENT dated as of May 11, 1998 among LPA HOLDING CORP., a Delaware corporation
                            (the "Company"), VESTAR/LPT LIMITED PARTNERSHIP, a Delaware limited partnership ("Vestar"), the stockholders of the Company listed on Schedule I (the "Management Stockholders") and LPA INVESTMENT LLC, a Delaware limited liability company (the "Investor").

                  Each Stockholder currently owns (or has the right to acquire) the number of shares of Common Stock of the Company set forth opposite the name of such Stockholder on Schedule I. The parties hereto deem it to be in their best interests to set forth their rights and obligations in connection with public offerings and sales of shares of Common Stock. Accordingly, the parties agree as follows:

                  SECTION 1. Definitions.

                  As used in this Agreement, the following terms shall have the following meanings:

                  "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  "Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company.

                  "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "Initial Public Offering" means the first underwritten public offering of Common Stock for sale to the public for the account of the Company and offered on a "firm commitment" or "best efforts" basis pursuant to an offering registered under the Securities Act with the Commission on Form S-1 or its then equivalent.

                  "Investor" means LPA Investment and each person or entity that acquires shares of Common Stock directly or indirectly from LPA Investment.

                  "Other Shares" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

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                  "Primary Shares" means at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury.

                  "Registrable Shares" means at any time, with respect to any Stockholder, the Restricted Shares held by such Stockholder which constitute

Common Stock.

                  "Requisite Stockholders" means at any time, the Stockholders holding not less than 50% (by number of shares) of the then outstanding Registrable Shares on a fully diluted basis.

                  "Restricted Shares" means at any time, with respect to any Stockholder, the shares of Common Stock, any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock or other securities which are so exercisable or convertible and any securities received in respect thereof, which are held by such Stockholder and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144 or which are not (or would not be, upon any such exercise, exchange or conversion) eligible for sale by the holder thereof under Rule 144(k) or any successor rule thereto or any complementary rule thereto.

                  "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

                  "Securities Act" means the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Stockholders" means Vestar, the Management Stockholders, the Investor and any person or entity that acquires Restricted Shares directly or indirectly from any Stockholder in accordance with Section 14.

                  "Stockholders Agreement" means the Stockholders Agreement dated the date hereof, among the Company and the Stockholders as the same may be amended or modified.

                  "Transfer" means any disposition of any Restricted Shares or of any interest therein which constitutes a sale within the meaning of the Securities Act, other than any disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

                  "Vestar" means Vestar/LPT Limited Partnership, a Delaware limited partnership.

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                  SECTION 2. Demand Registration.

                  (a) If the Company shall be requested by the Requisite Stockholders to effect a registration under the Securities Act of Registrable Shares in accordance with this Section, then the Company shall promptly give written notice of such proposed registration to all holders of Restricted Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Company's notice within 15 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration). The Company shall promptly use its best efforts to effect such registration on an appropriate form, including Form S-2 or S-3, if available, under the Securities Act of the Registrable Shares which the Company has been so requested to register; provided, however, that the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

                      (i) the Company shall not be obligated to (A) file more
             than five registration statements in total pursuant to this Section (in addition to any registration statements filed pursuant to Section 3) or (B) file more than one registration statement pursuant to this Section within any consecutive 180-day period, which registration statement(s) were initiated pursuant to this Section and become effective or which are rescinded by the Requisite Stockholders without reimbursement as specified in the last paragraph of this Section;

                      (ii) the Company shall not be obligated to file any
             registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days;

                      (iii) with respect to any registration pursuant to this
             Section, the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                            (A) first, the Primary Shares;

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                            (B) Second, the Registrable Shares held by all
                   Stockholders, pro rata based upon the number of Restricted Shares (based upon Common Stock Equivalents) owned by each such Stockholder at the time of such registration; and

                            (C) Third, the Other Shares.

                  (b) A requested registration under this Section may be rescinded by written notice to the Company by the Requisite

         Stockholders; such rescinded registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (a) above if such registration statement is rescinded prior to the effective date thereof and if the Requisite Stockholders shall have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration. A registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (a) above unless it becomes effective and the Requisite Stockholders are able to sell at least 80% of the Registrable Shares sought to be included in such registration statement.

                  SECTION 3. Registrations on Form S-3.

                  Anything contained in Section 2 to the contrary notwithstanding, at such time as the Company shall have qualified for the use of Form S-3 or any successor form promulgated under the Securities Act, if the Company shall be requested by the Investor to effect a registration under the Securities Act of Registrable Shares in accordance with this Section, then the Company shall promptly give written notice of such proposed registration to all holders of Restricted Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Company's notice within 30 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration). The Company shall promptly use its best efforts to effect such registration on Form S-3 of the Registrable Shares which the Company has been so requested to register; provided, however, that the Company shall not be obligated to file any registration statement pursuant to this Section if the Company shall reasonably conclude that the anticipated gross offering price of all Registrable Shares to be included therein would be less than $5,000,000.

                  SECTION 4. Shelf Registration

                  On any date after the expiration of the holdback period set forth in Section 7(a) hereof, if the Company shall be requested by Vestar to file a shelf registration statement for an offering to be made on a continuous basis pursuant to Rule 415

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promulgated under the Securities Act covering the Registrable Shares held by
Vestar, then:

                  (a) the Company shall, as expeditiously as practicable, file with the Commission a shelf registration statement permitting registration of the Registrable Shares held by Vestar for resale by Vestar in the manner or manners designated by it (including, without limitation, one underwritten offering).

                  (b) The Company shall use its best efforts to keep such shelf registration statement continuously effective under the Securities Act until the earliest to occur of (i) the date which is six months from the effective date of such shelf registration statement, (ii) the date that Vestar qualifies to sell such shares under Section (k) of Rule 144, (iii) the date that Vestar shall own less than 10% of the Common Stock held by Vestar on the date hereof and (iv) the period ending when all the Registrable Shares held by Vestar and covered by such shelf registration statement have been sold in the manner set forth and as contemplated in the shelf registration statement. The Company shall not be required to file a shelf registration statement hereunder if, prior to any request by Vestar, the dates specified in (ii) or (iii) of this paragraph (b) shall have passed.

                  (c) The Company shall promptly supplement and amend the shelf registration statement if required by the rules, regulations or instructions applicable to the registration form used for such shelf registration statement, if required by the Securities Act, or if reasonably requested by Vestar or by any underwriter of the Registrable Shares registered thereunder.

                  (d) The Company shall not be obligated to effect more than one shelf registration pursuant to this Section 4, nor shall it be obligated to file a shelf registration during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares or Registrable Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days. The Company may, by notice to Vestar suspend, from time to time, the effectiveness of the shelf registration if in the good faith determination of the Company's Board of Directors such suspension is advisable in light of events occurring or transactions contemplated by or with respect to the Company; provided, however, that if a registration is suspended by application of this provision, the time period during which the shelf registration statement is required to be kept effective shall be extended for a period equal to the term of such suspension.

                  SECTION 5. Piggyback Registration.

                  If at any time after an Initial Public Offering the Company proposes for any reason (including a registration

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pursuant to Section 2 hereof) to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto or other than in connection with an exchange offer or offering solely to the Company's stockholders), it shall promptly give written notice to each Stockholder of its intention to so register the Primary Shares or Other Shares and, upon the written request, given within 15 days after delivery of any such notice by the Company, of any Stockholder to include in such registration Registrable Shares held by such Stockholder (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                  (a) first, the Primary Shares;

                  (b) second, the Registrable Shares held by the Stockholders, pro rata based upon the number of Restricted Shares (based upon Common Stock Equivalents) owned by each such Stockholder at the time of such registration; and

                  (c) third, the Other Shares.

                  SECTION 6. Expenses.

                  The Company shall bear the expense of any registrations effected pursuant to Sections 2, 3, 4 and 5, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and expenses of the Company's counsel and accountants, and the fees and expenses of the Selling Stockholders' Counsel (as defined below), but excluding any underwriters' or brokers' discounts or commissions and the fees of any counsel to any Selling Stockholder, other than the Selling Stockholders' Counsel.

                  SECTION 7. Holdback Agreement.

                  (a) If the Company at any time shall register shares of Common Stock under the Securities Act pursuant to an Initial Public Offering and the managing underwriter for such registration shall request, the Stockholders shall not sell, make

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         any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Shares (other than those shares of Common Stock included in such registration) without the prior written consent of the Company for a period designated by the Company in writing to the Stockholders, which period shall not begin more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the effective date of such registration statement.

                  (b) If the Company at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Sections 2, 3, 4 or 5) for sale to the public after the Initial Public

         Offering and the managing underwriter for such registration shall request, the Stockholders shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Shares (other than those shares of Common Stock included in such registration) without the prior written consent of the Company for a period designated by the Company in writing to the Stockholders, which period shall not begin more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 90 days after the effective date of such registration statement.

                  SECTION 8. Preparation and Filing.

                  If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

                  (a) with respect to a registration under Section 2, 3 or 5 hereof) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier) and with respect to a registration under
         Section 4, as set forth therein;

                  (b) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to each holder of Registrable Shares, to any counsel to any Selling Stockholder and to one counsel selected by the holders of a majority of such Registrable Shares (the "Selling Stockholders' Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

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                  (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least the periods set forth in Section 8(a) or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

                  (d) notify in writing any counsel to any Selling Stockholder and the Selling Stockholders' Counsel promptly (i) of the receipt by the Company of any notification with respect to any comments by the

         Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                  (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (e);

                  (f) furnish to each seller of such Registrable Shares such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

                  (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

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                  (h) notify on a timely basis each seller of such Registrable
         Shares at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (a) of this Section, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (i) make available for inspection by any counsel to any Selling Stockholder and the Selling Stockholders' Counsel or any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. The seller of Registrable Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

                  (j) use its best efforts to obtain from its independent certified public accountants "comfort" letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

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                  (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

                  (l) provide a transfer agent and registrar (which may be the same entity and which may not be the Company) for such Registrable Shares;

                  (m) issue to any underwriter to which any seller of Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares; provided, however, that the Company shall have the right to approve any such underwriter with such approval not to be unreasonably withheld;

                  (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the

         Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD") or such national securities exchange as the holders of a majority of such Registrable Shares shall request;

                  (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

                  (p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

                  SECTION 9. Indemnification.

                  In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such Registrable Shares, its officers and directors, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or

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otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such seller, such officer or director, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically for use in the preparation thereof; provided, further, that, with respect to any preliminary prospectus, the foregoing indemnity shall not inure to the benefit of (a) any underwriter or, in the case of a registration statement filed with respect to an offering which is not an underwritten offering, any Selling Stockholder, from who the person asserting any losses, claims, damages and liabilities and judgments purchased Registrable Shares or (b) any person controlling such underwriter or Selling Stockholder, if
(i) a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was required by law to have been delivered by such underwriter or Selling Stockholder (as applicable), (ii) the prospectus had not been sent or given by or on behalf of such underwriter or Selling Stockholder (as applicable) to such person with or prior to a written confirmation of the sale of the Registrable Shares to such person, (iii) the prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment and
(iv) such failure to deliver the prospectus (as so amended and supplemented) was not the result of noncompliance by the Company with Section 8(f) hereof.

                  In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of such seller, each person who controls any of the foregoing persons within the meaning of the Securities Act and each other seller of Registrable Shares under such

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registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such seller specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the maximum amount of liability in respect of such indemnification shall be in proportion to and limited to, in the case of each seller of Registrable Shares, an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

                  The indemnification required by this Section 9 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, subject to prompt refund in the event any such payments are determined not to have been due and owing hereunder.

                  Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action (it being understood that no delay in delivering or failure to deliver such notice shall relieve the indemnifying persons from any liability or obligation hereunder unless (and then solely to the extent that) the indemnifying person is prejudiced by such delay and/or failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and

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such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section.

                  The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

                  If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the sellers of Registrable Shares agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which did not take into account the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include, subject to the limitation set forth in the fourth paragraph of this Section 9, any legal or other expenses reasonably incurred in connection with investigating or defending the same. Notwithstanding the foregoing, in no event shall the amount contributed by a seller of Registrable Shares exceed the aggregate net offering proceeds received by such seller from the sale of its Registrable Shares.

                  SECTION 10. Underwriting Agreement.

                  Notwithstanding the provisions of Sections 7, 8 and 9, to the extent that the Company and the holders selling Registrable Shares in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be superseded with respect to such registration by such other agreement.

                  SECTION 11. Information by Stockholder.

                  Each Stockholder selling Registrable Shares in a proposed registration shall furnish to the Company such written information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

                  SECTION 12. Exchange Act Compliance.

                  From and after the date that a registration statement filed by the Company pursuant to the Securities Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with each Stockholder in supplying such information as may be necessary for such Stockholder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

                  SECTION 13. No Conflict of Rights.

                  The Company represents and warrants to the Stockholders that the registration rights granted to the Stockholders hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with the registration rights granted hereby.


                  SECTION 14. Restriction on Transfer.

                  The Restricted Shares shall not be transferable except upon the conditions specified in the Stockholders Agreement.

                  SECTION 15. Termination.

                  This Agreement shall terminate and be of no further force or effect on the date on which there remains no Restricted Shares outstanding.

                  SECTION 16. Severability.

                  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by law.

                  SECTION 17. Entire Agreement.

                  This Agreement, together with the Stockholders' Agreement, contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto. In the event of any inconsistency between this Agreement and the Stockholders' Agreement, the Stockholders' Agreement shall control.

                  SECTION 18. Successors and Assigns.

                  This Agreement shall bind and inure to the benefit of the Company and the Stockholders and their respective successors and permitted assigns; provided, however, that each such person or entity shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement whereupon such person or entity shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement with respect to such Restricted Shares.

                  SECTION 19. Counterparts.

                  This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. The failure of any

Stockholder to execute this Agreement does not make it invalid as against any other Stockholder.

                  SECTION 20. Remedies.

                  (a) Each Stockholder shall have all rights and remedies reserved for such Stockholder pursuant to this Agreement and the Articles of Incorporation and the By-laws of the Company and all rights and remedies which such Stockholder has been granted at any time under any other agreement or contract and all of the rights which such holder has under any law or equity. Any person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

                  (b) The parties hereto agree that if any parties seek to resolve any dispute arising under this Agreement pursuant to a legal proceeding, the prevailing parties to such proceeding shall be entitled to receive reasonable fees and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceedings.

                  (c) It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                  SECTION 21. Notices.

                  All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor:

                           (i)      if to the Company, to:

                                    LPA Holding Corp.
                                    14 Corporate Woods
                                    8717 West 110th Street, Suite 300

                                    Overland Park, KS  66210
                                    Phone: (913) 345-1250
                                    Fax: (913) 345-9601
                                    Attention: James R. Kahl
                                               President

                           (ii) if to the Investor, at the address set forth in Schedule I;

                                    with copies to:

                                    O'Sullivan Graev & Karabell, LLP
                                    30 Rockefeller Plaza
                                    New York, New York  10112
                                    Fax:  (212) 408-2420
                                    Tel.: (212) 408-2400
                                    Attention:   John J. Suydam; and

                            (iii)   if to Vestar, at the address set forth in
         Schedule I;


                                    with copies to:

                                    Kirkland & Ellis
                                    655 Fifteenth Street, NW, Suite 1200
                                    Washington, DC  20005-5793
                                    Phone:  202-879-5000
                                    Fax:  202-879-5200
                                    Attention: Jack M. Feder, Esq.

                            (iv)    If the Management Stockholders:


                                    to the address set forth for each such
                                    Stockholder on Schedule I,

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day and (c) in the case of mailing, on the third business day following such mailing if sent by certified mail, return receipt requested.

                  SECTION 22. Governing Law; Jurisdiction; Venue; Process.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in the State of Delaware and shall be construed without regard to (i) any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware and
(ii) any presumption or other rule requiring the construction of an agreement against the party causing it to be drafted. Any legal action in a proceeding brought in accordance with this Section shall be brought in the courts of the State of Delaware or of the United States District Court for the Southern District of New York, and by execution and delivery of this Agreement, the parties hereby accept for themselves and in respect of their property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. The parties hereby irrevocably waive any objection which they may now or hereafter have to laying of venue of any actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waive and agree, not to plead or claim in any such court that any such action or proceeding has been brought in an inconvenient forum. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

                  SECTION 23. Further Assurances.

                  Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

                  SECTION 24. Modifications; Amendments; Waivers.

                  The terms and provisions of this Agreement may not be modified, amended or waived, except pursuant to a writing signed by the Company and the Requisite Stockholders provided, however, that (i) any such amendment, modification, or waiver that would adversely affect the rights hereunder of Vestar shall require the written consent of Vestar and (ii) any such amendment, modification, or waiver that would adversely affect the rights hereunder of any Management Stockholders shall require the consent of Management Stockholders owning a majority of the Restricted Shares held by all Management Stockholders.

                  SECTION 25. Headings.

                  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                  SECTION 26. Waiver.

                  No course of dealing between the Company and the Stockholders (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  SECTION 27. Mutual Waiver of Jury Trial.

                  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

                  IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.


                                       LPA HOLDING CORP.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       LPA INVESTMENT LLC


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       VESTAR/LPT LIMITED
                                       PARTNERSHIP

                                       By: Vestar/LP Investment
                                           Limited Partnership

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                                                     Schedule I


                                                        Shares of
Stockholders                                            Common Stock
------------                                            ------------

Vestar/LPT Limited Partnership
c/o Vestar Capital Partners
1227 17th Street, Suite 1660
Denver, CO  80202
Phone:  (303) 292-6300
Fax:    (303) 292-6639
Attention: James P. Kelley


Investor
--------

LPA Investment LLC
c/o Chase Capital Partners
380 Madison Avenue, 12th Floor
New York, N.Y. 10017
Attention: Stephen Murray
Fax:  (212) 622-3101